EXHIBIT 99.1

News Release

For Immediate Release	United Contact: W. Mark Tatterson
August 18, 2016	Chief Financial Officer
(800) 445-1347 ext. 8716

Cardinal Contact: Bernard H. Clineburg
Executive Chairman
or
Christopher Bergstrom
Chief Executive Officer
(703) 584-3400

United Bankshares, Inc. and Cardinal Financial Corporation

Announce Merger Agreement

WASHINGTON, D.C. and CHARLESTON, WV — United Bankshares, Inc. (“United”) (NASDAQ: UBSI) Chairman and Chief Executive Officer, Richard M. Adams, announced the signing of a definitive merger agreement with Cardinal Financial Corporation (“Cardinal”) (NASDAQ: CFNL), a publicly traded financial services holding company headquartered in Tysons Corner, Virginia. This will mark the 31st acquisition of the current administration and the tenth acquisition for United in the D.C. Metro region, one of the most attractive financial markets in the country.

Cardinal, with $4.2 billion in assets, provides banking services through its subsidiary bank, Cardinal Bank, which has a network of 30 branches throughout Virginia, Maryland and Washington, D.C. In addition, Cardinal operates George Mason Mortgage, LLC, a residential mortgage lending subsidiary, and Cardinal Wealth Services, Inc., a wealth management services subsidiary. Upon completion of the merger, United’s assets will grow to approximately $20 billion with a projected market capitalization of approximately $3.9 billion based on United’s closing price on August 16, 2016. Based upon this projected market capitalization, United would be the 32nd largest banking company in the country.

Cardinal Bank will merge into United Bank, United’s Virginia chartered bank, the largest community bank headquartered in the D.C. Metro region. Upon completion of the merger, United Bank will have assets of approximately $14.4 billion and will continue to have the #1 deposit market share among community banks in the Washington, D.C. Metropolitan Statistical Area (MSA).

United will acquire 100% of the outstanding shares of Cardinal in exchange for common shares of United. The exchange ratio will be fixed at 0.71 of United’s shares for each share of Cardinal. The aggregate consideration of the transaction is approximately $912 million based on Cardinal’s common shares outstanding of 32.5 million and options outstanding of 1.02 million. The announced price represents 2.24 times Cardinal’s tangible book value at June 30, 2016.

The transaction was unanimously approved by United’s and Cardinal’s Boards of Directors and is expected to close mid-2017, pending regulatory approval and United and Cardinal shareholder approval.

Adams stated, “Cardinal is one of the most successful community banks in the country and has a significant presence in one of the best markets in the USA. This merger aligns perfectly with our long-standing commitment to growth in the D.C. Metro area. Both companies have strong ties to the local community, and share the goal of building meaningful relationships with the individuals, businesses, and organizations that contribute to its prosperity. By uniting, we reinforce our position as the largest locally headquartered community bank.”

Bernard H. Clineburg, Executive Chairman of Cardinal stated, “We are pleased Cardinal found a like-minded partner to further our growth in Northern Virginia, the District of Columbia, and Maryland. United brings to the table the capacity to meet the sophisticated needs of our customers, while at the same time staying true to our commitment to the communities we serve. In addition, the transaction will add tremendous value for our shareholders.” It is expected that Mr. Clineburg will join United’s Board of Directors at the time of the merger.

United currently has $14.3 billion in assets and 129 full-service offices in Washington, D.C., Virginia, Maryland, Ohio, Pennsylvania, and West Virginia.

Keefe, Bruyette & Woods, Inc. served as financial advisor and Bowles Rice LLP provided legal counsel to United.

Sandler O’Neill & Partners, L.P. served as financial advisor and LeClairRyan, A Professional Corporation served as legal counsel to Cardinal.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger (the “Merger”) between Cardinal Financial Corporation (“Cardinal”) and United Bankshares, Inc. (“United”), including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) United’s and Cardinal’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; and (iii) other statements identified by words such as “expects” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of United and Cardinal and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of United and Cardinal. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of United and Cardinal may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the stockholders of United and Cardinal may fail to approve the Merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which United and Cardinal are engaged; (7) changes in the interest rate environment may compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in United’s and Cardinal’s markets could adversely affect operations; and (10) an economic slowdown could adversely affect credit quality and loan originations. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Cardinal’s and United’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s Internet site (http://www.sec.gov).

United and Cardinal caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to United or Cardinal or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. United and Cardinal do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Participants in the Transactions

United, Cardinal and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from Cardinal’s shareholders in favor of the merger with United. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Cardinal shareholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.

You can find information about the executive officers and directors of United in its Annual Report on Form 10-K for the year ended December 31, 2015 and in its definitive proxy statement filed with the SEC on April 1, 2016. You can find information about Cardinal’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2015 and in its definitive proxy statement filed with the SEC on March 24, 2016. You can obtain free copies of these documents from United or Cardinal using the contact information above.

Additional Information About the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Shareholders of Cardinal and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4 that United will file with the Securities and Exchange Commission in connection with the proposed merger because it will contain important information about United, Cardinal, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters. Investors will be able to obtain all documents filed with the SEC by United free of charge at the SEC’s Internet site (http://www.sec.gov). In addition, documents filed with the SEC by United will be available free of charge from the Corporate Secretary of United Bankshares, Inc., 514 Market Street, Parkersburg, West Virginia 26101 telephone (304) 424-8800. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing United’s website at www.ubsi-inc.com under the tab “Investor Relations” and then under the heading “SEC Filings” or by accessing Cardinal’s website at www.cardinalbank.com under the tab “About Us” and then under the heading “Investor Relations”, and “SEC Filings”. You are urged to read the proxy statement/prospectus carefully before making a decision concerning the merger.